UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 7, 2005


                        ELECTRONIC CLEARING HOUSE, INC.
             (Exact name of registrant as specified in its charter)


             Nevada                       0-15245                93-0946274
  (State or other jurisdiction    (Commission File Number)     (IRS Employer
        of incorporation)                                    Identification No.)


   730 Paseo Camarillo, Camarillo, California                  93010
    (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (800) 233-0406

          (Former name or former address, if changes since last report)

             ------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On December 7, 2005, Electronic Clearing House, Inc. issued a press release announcing its financial results for the quarter and fiscal year ended September 30, 2005. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

     The  information in this report shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          99.1 Press Release dated December 7, 2005, announcing financial results for the quarter and fiscal year ended September 30, 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      ELECTRONIC CLEARING HOUSE, INC.
                                               (Registrant)




                                          By: \s\ Alice Cheung
                                             ------------------------
                                           Alice L. Cheung, Treasurer and
                                           Chief Financial Officer



Dated: December 7, 2005

                                  EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION  OF  DOCUMENT
-------        -------------------------


99.1 Press Release dated December 7, 2005, announcing financial results for the quarter and fiscal year ended September 30, 2005.